EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2

Supplement to
Prospectus dated May 1, 2013 and
Summary Prospectuses dated May 1, 2013

Duncan W. Richardson, a member of the management team of the Portfolio, will be retiring from the Eaton Vance organization on October 31, 2013.  Effective October 1, 2013, the Portfolio will be managed by the remaining members of the team, Lewis R. Piantedosi, Michael A. Allison and Yana S. Barton.

August 15, 2013

          7046-8/13 COMBTMGPS